Exhibit 10.1

May 31, 2013

Buxbaum Group

28632 Roadside Drive

Suite Two Hundred

Agoura Hills, CA 91301

Attention: Paul Buxbaum, President

Re: Buxbaum Group Engagement

Dear Paul:

Reference is hereby made to that certain letter agreement regarding the engagement of the Buxbaum Group to provide advisory services to Hampshire Group, Limited (the “Company”), dated January 28, 2013 (the “Engagement Agreement”) and that certain letter agreement dated May 15, 2013 which extended the term of the Engagement Agreement until June 1, 2013. The parties to the Engagement Agreement hereby agree to extend the term of the Engagement Agreement until June 30, 2013. Except for the extension of the term as provided herein, all of the terms and conditions of the Engagement Agreement shall otherwise remain in full force and effect.

If the terms of this agreement are acceptable, please sign below where indicated and return an electronic copy of the countersigned agreement to my attention at pwoodward@mhwcapital.com.

Very truly yours,

Hampshire Group, Limited

By:       /s/ Peter Woodward

Name: Peter Woodward

Title:   Chairman

AGREED AND ACCEPTED:

Buxbaum Holdings, Inc. dba

Buxbaum Group

By:	/s/ Paul Buxbaum
Name:	Paul Buxbaum
Title:	President
Date:	May 31, 2013